                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)          March 19, 2001
                                                              --------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



   Laws of the United States               33-99362               51-0269396
-------------------------------            --------               ----------
(State or other jurisdiction of    (Commission File Number)      (IRS Employer
incorporation or organization)                                  Identification
                                                                    Number)


201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)


                   302/594-4117
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Registrant's telephone number, including area code


                              N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)
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Item 5.  Other Events

          On March 19, 2001, First USA Bank, National Association, (the "Bank"), a wholly owned subsidiary of BANK ONE CORPORATION, completed the securitization of approximately $1,488,097,000 of credit card receivables. The securitization consists of First USA Credit Card Master Trust Series 2001-2.

    Series 2001-2 consists of $1,250,000,000 Class A Floating Rate Asset Backed Certificates, and $96,727,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately three years. Series 2001-2 also consists of $141,370,000 Excess Collateral, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificateholders.

    First USA Bank, National Association services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits

                (a)   Not applicable

                (b)   Not applicable

                (c)   Exhibits

                      1.1 Underwriting Agreement of First USA Credit Card Master Trust, Series 2001-2 dated as of March 2, 2001, between First USA Bank, N.A. and Banc One Capital Markets, Inc., as Representative of the Underwriters set forth therein.

                      99.1 Series 2001-2 Supplement, dated as of March 19, 2001, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, N.A., as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer



                         By:  /s/ Tracie H. Klein
                             -----------------------------
                             Name:  Tracie H. Klein
                             Title:  First Vice President



Date:  March 30, 2001
       --------------
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                                 EXHIBIT INDEX

 Exhibit No.                                  Description                                Page No.
-------------                                                                        -----------------
     1.1            Underwriting Agreement of First USA Credit Card Master Trust,
                    Series 2001-2 dated as of March 2, 2001, between First USA
                    Bank, N.A. and Banc One Capital Markets, Inc., as
                    Representative of the Underwriters set forth therein.

    99.1            Series 2001-2 Supplement, dated as of March 19, 2001, to the
                    Pooling and Servicing Agreement, dated as of September 1,
                    1992, between First USA Bank, N.A., as Transferor and
                    Servicer, and The Bank of New York (Delaware), as Trustee.